STACY H. WINICK
Direct Dial: 312 807-4218

                               February 28, 1996

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.   20549

Ladies and Gentlemen:
                              ARTISAN FUNDS, INC.

     On behalf of Artisan Funds, Inc., and its series Artisan Small Cap Fund and Artisan International Fund, Inc. and pursuant to rule 497(e) under the Securities Act of 1933, we are filing electronically (i) a copy of a supplement to Small Cap Fund's prospectus dated August 1, 1995 and (ii) a copy of a supplement to International Fund's prospectus dated December 27, 1995.

                                Very truly yours,

                                /s/ Stacy H. Winick
                                Stacy H. Winick

Enclosures
Copy to:  Mr. John M. Blaser
          Mr. Christopher Wysocki



                             ARTISAN SMALL CAP FUND

                       Supplement dated February 28, 1996
                       to Prospectus dated August 1, 1995

CLOSING THE FUND
----------------

ARTISAN SMALL CAP FUND (THE "FUND") IS NOW CLOSED TO NEW INVESTORS. The Fund closed at approximately $300 million in net assets to preserve the management team's ability to manage the Fund effectively.

IF YOU ARE ALREADY A SHAREHOLDER OF THE FUND, YOU MAY CONTINUE TO ADD TO YOUR ACCOUNT. In addition, you may OPEN A NEW ACCOUNT if:

- you are already a shareholder (in your own name or as a beneficial owner of shares held in someone else's name);

- you are transferring or doing a "Rollover" into a Fund IRA from an employee benefit plan through which you held shares of the Fund (if your plan doesn't qualify for rollovers you may still open a new account with all or part of the proceeds of a distribution from the plan);

- you are an employee benefit plan sponsored by an institution that also sponsors (or is an affiliate of an institute that sponsors) another employee benefit plan account that was a shareholder of the Fund as of February 27, 1996;

- you are a director or officer of Artisan Funds, Inc., or a partner or employee of Artisan Partners Limited Partnership ("Artisan Partners"), the Fund's investment advisor, or a member of the immediate family of any of those people;

- you are a client of Artisan Partners or you have an existing business relationship with Artisan Partners and, in the judgment of Artisan Partners, your investment in the Fund would not adversely affect Artisan Partners' ability to manage the Fund effectively; or

- you are a client of a financial advisor or planner who has at least $1 million of client assets invested with the Fund as of February 27, 1996.

The Artisan Funds board concluded that permitting the additional investments described above would not adversely affect the ability of Artisan Partners to manage the Fund effectively.

If you have questions about your eligibility to purchase shares of the Fund, please call (800) 344-1770.




TELEPHONE EXCHANGE PLAN
-----------------------

The Artisan Funds telephone exchange plan permits you to transfer investments between your Fund account and your account in Artisan International Fund, another series of Artisan Funds. You may use the exchange plan to open a new Fund account only if you are eligible to do so, as described under "Closing the Fund"

Each exchange between the accounts must be at least $1,000. Exchanges may be made between the hours of 7:00 a.m. and 3:00 p.m., Central Time on days the NYSE is open for trading. The price of shares exchanged between Artisan International Fund and the Fund is determined at the end of that day's trading session.

TELEPHONE EXCHANGE PLAN RESTRICTIONS:

- Exchanges between funds must be between accounts registered in the same name, address and taxpayer identification number, and you must have elected the telephone transaction option.

- You may use the telephone exchange plan to exchange into the Fund only if you are eligible to purchase Fund shares. See "Closing the Fund". If you are eligible to open a new Fund account, you may open a Fund account by telephone by exchanging an investment from the Artisan International Fund.

- Before exchanging into Artisan International Fund, you should carefully read its prospectus which may be obtained by calling (800) 344-1770.

-    The exchange of shares may have tax consequences to you.

- If your account is subject to backup withholding, you may not use the telephone exchange plan.

- Because excessive trading can hurt performance and shareholders, Artisan Funds reserves the right to temporarily or permanently terminate the telephone exchange plan of any investor who makes excessive use of the plan. Artisan Funds may limit the number of transfers per calendar year.

- Artisan Funds reserves the right to terminate or modify the telephone exchange plan at any time, but will try to give you prior notice whenever it is able to do so.



                           ARTISAN INTERNATIONAL FUND

                       Supplement dated February 28, 1996
                     to Prospectus dated December 27, 1995

TELEPHONE EXCHANGE PLAN

Artisan Small Cap Fund is now closed to new investors. Please refer to the Artisan Small Cap Fund prospectus dated August 1, 1995, as supplemented on February 28, 1996, or call 1-800-344-1770 for information on whether you are eligible to use the telephone exchange plan to open a Small Cap Fund account.